Summary Prospectus September 28, 2023
Virtus Stone Harbor Emerging Markets Debt Allocation Fund
A: VSHBX	I: SHADX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated September 28, 2023 are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 47 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 95 of the fund’s SAI.

The Virtus Stone Harbor Emerging Markets Debt Allocation Fund, a series of Virtus Opportunities Trust, is the successor of the Stone Harbor Emerging Markets Debt Allocation Fund, formerly a series of Stone Harbor Investment Funds (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the fund on April 8, 2022.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses(a)	1.21%	1.56%
Acquired Fund Fees and Expenses	0.84%	0.84%
Total Annual Fund Operating Expenses(b)	3.00%	3.10%
Less: Expense Reimbursement(c)	(1.90)%	(2.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)(d)	1.10%	0.85%

(a)	Restated to reflect current fees and expenses.
(b)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)

Virtus Alternative Investment Advisers, Inc. (“VAIA”), the fund’s investment adviser, has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses and dividend expenses, if any) so that such expenses do not exceed 1.10% for Class A Shares and 0.85% for Class I Shares through September 30, 2024. Following the contractual period, VAIA may discontinue these expense reimbursement arrangements at any time. Under certain conditions, VAIA may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account. The expense limitation agreement is terminable by mutual agreement of the Board of Trustees of Virtus Opportunities Trust and VAIA.

(d)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 1.12% for Class A Shares and 0.86% for Class I Shares.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$483	$1,095	$1,732	$3,439
Class I	Sold or Held	$87	$745	$1,428	$3,253

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s (including the Predecessor Fund’s) portfolio turnover rate was 48% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests, either directly or through the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Debt Investments. “Emerging Markets Debt Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Debt Investments may be denominated in the U.S. Dollar or the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”). Emerging Markets Debt Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies). The fund may use derivatives to a significant extent. Derivatives included in the 80% calculation are those that have economic characteristics of emerging markets fixed income securities.

The fund may invest all or a significant portion of its assets in the Virtus Stone Harbor Emerging Markets Debt Income Fund and Virtus Stone Harbor Local Markets Fund (together, the “underlying funds”). The fund expects that under normal circumstances approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Emerging Markets Debt Income Fund and approximately 50% of the fund’s assets will be invested in the Virtus Stone Harbor Local Markets Fund. The fund is not required to invest in the underlying funds. The allocations in the underlying funds listed above may vary from time to time depending on market conditions and there may be times the fund is not invested in any underlying fund. The fund will consider the holdings of the underlying funds in which it invests when determining compliance with the 80% policy. In addition to investing in the underlying funds, the fund may invest directly in fixed income securities and other instruments and transactions. References in this Prospectus to the fund may refer to actions undertaken or investments held by the fund or by an underlying fund. The underlying funds listed above are described elsewhere in this Prospectus.

The subadviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The subadviser generally considers “emerging market countries” to include countries identified by the World Bank Group as being “low income economies” or which are included in a JPMorgan emerging market bond index. It is anticipated that the fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions and derivatives related to these types of investments. The fund seeks capital appreciation through country selection, sector selection, security selection and currency selection.

In selecting Emerging Markets Debt Investments for investment, the subadviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market conditions.

Credit Quality. The fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield” securities or “junk bonds.”

Maturity and Duration. The subadviser normally maintains an average portfolio duration of between 2 and 7 years. However, the fund’s average duration may be outside this range, and the fund may invest in securities of any duration and maturity.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Affiliated Fund Risk: The risk that the subadviser’s authority to select and substitute underlying funds from a variety of affiliated mutual funds may create a conflict of interest.

> Allocation Risk: The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.

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> Fund of Funds Risk: The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds and ETFs in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

The principal risks attributable to the underlying funds in which the fund invests are:

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> RIC Compliance Risk: If the fund fails to qualify as a “regulated investment company” under the Internal Revenue Code, the fund’s expenses could increase, reducing its investment performance.

> Short-Term Investments Risk: The fund’s short-term investments may not provide the liquidity or protection intended or may prevent the fund from experiencing positive movements in the fund’s principal investment strategies.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s and Predecessor Fund’s performance from year to year since its inception. The table shows how the fund’s and Predecessor Fund’s average annual returns compare to those of two broad-based securities market indexes and a blended index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Class A Shares have not had a full calendar year of operations; therefore, performance information is not shown here. Updated performance information is available at virtus.com or by calling 800-243-1574.

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Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	15.30%	Worst Quarter:	2020, Q1:	-17.80%	Year to Date (6/30/2023):	5.73%

Average Annual Total Returns (for the periods ended December 31, 2022; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

			Since
			Inception
	1 Year	5 Years	(10/20/2014)
Class I Shares
Return Before Taxes	-16.25%	-2.96%	-0.82%
Return After Taxes on Distributions	-20.30%	-4.87%	-2.63%
Return After Taxes on Distributions and Sale of Fund Shares	-9.62%	-2.92%	-1.32%
JPMorgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-17.78%	-1.31%	1.52%
JPMorgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	-11.69%	-2.51%	-1.55%
Stone Harbor Emerging Markets Debt Allocation Fund Composite Index (reflects no deduction for fees, expenses or taxes)	-14.75%	-1.86%	0.04%

The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the J.P. Morgan EMBI Global. The J.P. Morgan GBI-EM Global Diversified Index (GBI-EM Global Diversified) consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The Stone Harbor Emerging Markets Debt Allocation Fund Composite Index consists of 50% EMBI Global Diversified and 50% GBI-EM Global Diversified.The indexes are calculated on a total-return basis with dividends reinvested, and they are unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Alternative Investment Advisers, Inc. (“VAIA”).

The fund’s subadviser is Stone Harbor Investment Partners (“Stone Harbor”), an operating division of Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VAIA.

Portfolio Management

> Peter J. Wilby, CFA, Co-Chief Investment Officer of Stone Harbor. Mr. Wilby has served as a Portfolio Manager of the fund or the Predecessor Fund and a member of the fund’s management team since 2014.

> James E. Craige, CFA, Co-Chief Investment Officer of Stone Harbor. Mr. Craige has served as a Portfolio Manager of the fund or the Predecessor Fund and a member of the fund’s management team since 2014.

> David A. Oliver, Portfolio Manager of Stone Harbor. Mr. Oliver has served as a Portfolio Manager of the fund or the Predecessor Fund and a member of the fund’s management team since 2014.

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> Kumaran Damodaran, PhD, Portfolio Manager of Stone Harbor. Mr. Damodaran has served as a Portfolio Manager of the fund or the Predecessor Fund and a member of the fund’s management team since 2015.

> Stuart Sclater-Booth, Portfolio Manager of Stone Harbor. Mr. Sclater-Booth has served as a Portfolio Manager of the fund or the Predecessor Fund and a member of the fund’s management team since 2017.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8473	9-23